                      The Central European Value Fund, Inc.

                                                                October 16, 1998

Dear Shareholder:

The fiscal year ended August 31, 1998 was a challenging period for investors in emerging stock markets, including those of Central Europe. Stock markets worldwide were volatile, culminating in a severe price decline in August triggered by Russia's economic crisis and concerns about the economic downturn in Asia. The extent of the August 1998 emerging markets selloff is indicated by Morgan Stanley Capital International's emerging markets index, which declined 28.0% (in U.S. dollars, without dividends reinvested) in the month and was down 51.5% in the 12 months ended August 31, 1998.

The Central European Value Fund was not immune to this extreme turbulence. The Fund's net asset value (NAV) declined 24.3% in August and decreased 25.0% in the 12 months ended August 31, 1998 after taking into account the reinvestment of dividends.

Outperforming Its Benchmarks and Its Peers

Despite this decline, the Fund performed well in relation to its benchmarks and to other funds that invest in the region.

The Fund's benchmark was the PX-50, an index of the 50 largest Czech companies, for the first six months of the fiscal year when the Fund's investment mandate required that it invest, under normal market conditions, primarily in the Czech Republic. From September 1, 1997 through February 28, 1998, the Fund's NAV declined 4.9% after taking into account the reinvestment of dividends, compared with a 13.4% decrease for the PX-50.

On February 20, 1998, acting on the board of directors' recommendation, shareholders approved a change in the Fund's investment mandate to permit greater access to investment opportunities throughout Central Europe as well as in Eastern Europe. Although the Fund's new broadened investment mandate permits investments in Russia, the Fund's investment adviser determined earlier this year, in consultation with the board of directors, that such investments were not prudent at the time. This decision has served the Fund well in light of the Russian stock market's virtual collapse.

As a result of the Fund's broadened investment mandate and our decision not to invest in Russia, we began using the Central European Stock Index (CESI) as the Fund's benchmark. The CESI is a capitalization-weighted index of stocks listed on the exchanges of Hungary, Poland, the Czech Republic, Slovenia and Slovakia, but not Russia. During the second half of the fiscal year -- that is, from March 1, 1998 through August 31, 1998 -- the Fund's NAV declined 21.1%, compared with a 28.9% decrease for the CESI.

During that same six month period, following implementation of the Fund's new investment mandate, the Fund outperformed its closest peer funds, the Central European Equity Fund, Inc. (the only other United States based closed-end fund which invests primarily in Central Europe) and the Central European Growth Fund plc, a London-based Central European closed-end investment trust. From March 1, 1998 through August 31, 1998, the Fund's net asset value declined 21.1%, while the net asset values of the Central European Equity Fund and the Central European Growth Fund declined 38.58% and 43.12%, respectively.

The Fund's performance relative to its peers benefited from favorable stock selection, our avoidance of any investments in Russia and an increase in the Fund's cash position prior to the August 1998 market break. At the end of August, 27.2% of the Fund's net assets was allocated to cash and cash equivalents.

Investment Opportunities in Central Europe

We are confident about the Fund's future and remain dedicated to achieving favorable returns by investing in superior businesses that we believe are undervalued. We define a superior business as one that is well managed, earns high and sustainable returns on capital, and uses its free cash flow to create shareholder value. Regardless of any perception to the contrary, we believe there are many quality companies in Central Europe with high profitability and good growth prospects.

We are bullish on the outlook for the telecommunications industry and own several stocks in this sector, including Ceske Radiokomunikace and SPT Telecom in the Czech Republic and Matav (Magyar Tavkozlesi ADR) in Hungary. In each case, we believe management is capable, profits are increasing and the valuation of the stock is reasonable. Moreover, each company is allied with a major global telecommunications provider. Matav, for instance, was privatized in 1991 to modernize and expand Hungary's telecommunications system. It provides local, long-distance, cellular, Internet and other telecommunications services and is allied with Ameritech and Deutsche Telekom, which together own 60% of the company and furnish technical assistance. Matav continues to expand its business aggressively and reduce costs. Earnings increased 52% (28% in U.S. dollars) in the first half of calendar 1998 from the first half of 1997 while revenues advanced 26%.

Another of the Fund's positions is Gedeon Richter, a leading Hungarian pharmaceuticals company with generic product lines in therapeutic areas of cardiovascular drugs, hormones and antibiotics. We believe Gedeon Richter possesses a strong distribution system throughout Central and Eastern Europe and has one of the best management teams in the region. It generates high returns on equity and reinvests its cash flow in the growth of its business. It continues to benefit from increased pharmaceutical spending per capita.

As a result of the market's severe downturn, many quality companies in the region now sell at their lowest valuations in three years. One reason for low valuations is the perception among investors that the region is dependent on exports to Russia and will therefore suffer from Russia's economic woes. In reality, the economies of the region are more closely linked to Western Europe, especially Germany, than to Russia or Eastern Europe. This misperception has, in our view, caused some stocks to fall to prices well below their intrinsic value.

We do not know when the stock markets of Central Europe will recover. We do believe, however, that many quality stocks in Central Europe offer excellent value at this time.

Broadening the Fund's Investment Strategy

A key positive change for the Fund occurred on February 20, 1998. Prior to that date, the Fund was called The Czech Republic Fund, Inc. and, under normal market conditions, was focused primarily on investments in that nation. However, the Czech economy and stock market have not developed as rapidly as anticipated. Thus, on February 20, shareholders approved a new investment strategy which allows the Fund, under normal market conditions, to invest at least 65% of its assets in Central European issuers, including the Czech Republic. Previously, the Fund was required to invest at least 65% of its assets exclusively in Czech Republic issuers.

With the approval of the Fund's board, we adopted a temporary defensive posture in May 1997, which we felt was in the best interest of the Fund. This posture allowed the Fund to reduce its holdings of Czech equities below the then-normal minimum of 65%.

During the fiscal year, we realigned the Fund's portfolio as follows:

                         Asset Allocation by Net Assets
                         ------------------------------

                                August 31, 1997               August 31, 1998
--------------------------------------------------------------------------------
  Czech Republic                     50.4%                         27.9%
  Poland                             10.6%                         16.3%
  Austria                             8.1%                         14.2%
  Hungary                            14.1%                         14.0%
  Romania                             0.0%                          0.4%
  Croatia                             1.1%                          0.0%
  Cash& Equivalents                  15.7%                         27.2%

Economic Outlook

Asset allocation is a result of company selection. We invest in what we believe to be quality businesses available at reasonable prices, wherever they are located in Central Europe, rather than pre-determining how much we will invest in any particular country.

Moreover, we focus more on individual companies and their business prospects than we do on the general economic outlook. Nonetheless, we are sensitive to economic conditions because they inevitably affect the business environment in which companies operate.

In the Czech Republic, inflation continues to abate, but we are cautious in our view of the economy because of rising unemployment, political uncertainty and restrictive monetary policy. We have pared the Fund's investments to a core group of stable Czech companies with what we believe to be excellent prospects, including several telecommunications, utility and tobacco companies.

The Fund's investments in Austria, an established market that tends to mirror the German stock market, help offset the volatility of investing in the region's newer markets. Austria has many excellent companies with strong balance sheets, favorable competitive positions and low market valuations relative to Western European companies. The Fund's largest investment in Austria is Bank Austria, one of the nation's premier financial institutions, which is capitalizing on business opportunities throughout Europe. The Fund also owns utility and tobacco stocks, which typically perform well even in periods of market volatility.

In Hungary, exports and fixed capital investments should continue to drive economic growth through the remainder of 1998 and perhaps beyond. Consumer spending has been subdued, but is expected to strengthen later this year. The Fund's largest position in Hungary is Mol, a leading oil and gas company with major domestic positions in exploration and production, wholesale gas distribution, and refining and marketing. Mol has a strong balance sheet, a record of earnings and cash flow growth, and a proven ability to compete in Hungary against large international energy companies. In addition, its pivotal location in Central Europe provides an opportunity for Mol to grow regionally.

The economic outlook for Poland is characterized by solid GDP (gross domestic product) growth. Industrial production rose 8.3% in the first seven months of 1998 in comparison to the first seven months of 1997. Moreover, producer price inflation is slowing faster than expected, indicating that inflation is coming under control.

Performance at Market

During the fiscal year ended August 31, 1998, the market price of the Fund's common shares on the New York Stock Exchange declined 40.1% after taking into account the reinvestment of dividends, including a decline of 34.5% in the second half of the fiscal year.

Because the market price decreased more than the NAV, the Fund's market discount (the amount by which the market price is below NAV) widened to 32.4% as of August 31, 1998 from 15.1% one year earlier. Since August 31, 1998, the discount has narrowed and now stands at 18.4% as of the date of this letter. While we are not pleased by any discount, one way for owners of the Fund's shares to capitalize on the discount and acquire an interest in a diversified portfolio of quality securities at a price well below NAV is by reinvesting dividends, as many of the Fund's shareholders do.

Portfolio Manager Change

On September 14, 1998, Pierre H. Daviron left his position as president of Oppenheimer Capital International and his position as a portfolio manager of the Fund. Oppenheimer Capital International is a division of Oppenheimer Capital, the parent of OpCap Advisors, investment adviser to the Fund.

Elisa A. Mazen, who has helped manage the Fund's portfolio since the Fund's inception, continues to manage the Fund. Prior to joining the Fund's portfolio management team in September, 1994, Ms. Mazen was a portfolio manager at Clemente Capital, managing international equities and an equity analyst with respect to the United States, Canada, Turkey and Israel. We have confidence in her experience and abilities, as demonstrated by her contributions in guiding the Fund for the past four years to a long-term performance record that has consistently exceeded its benchmarks.

Amendments to the Fund's By-laws

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's by-laws. For example, the by-law provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under rule 14a-8 under the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain by-law provisions were made to conform to the by-law provisions of more recently organized Maryland companies.

Year 2000 Processing Issue

Many computer programs in use today use two digits rather than four to identify the year and cannot distinguish the year 2000 from the year 1900. The Year 2000 issue affects virtually all companies and organizations. The Fund's Investment Manager and Investment Adviser are working on necessary changes to their computer systems to deal with the Year 2000 issue. The Fund's Transfer Agent, Custodian and other service providers have reported that they are working on dealing with the Year 2000 issue as well. There can be no assurance that the problem will be corrected in all respects or that it will not have a negative effect on the Fund's operations or results. In addition, companies in which the Fund invests could be adversely affected by the Year 2000 issue, which could have a negative effect on the Fund's investment return.

Recorded Update

For a recorded periodic update, reviewing the Central European stock markets and containing specific information regarding the Fund and its portfolio, including largest holdings, asset alloca-tion, NAV, performance and other information, please call our toll-free number (800) 223-2413.

Summary

Following the stock market's precipitous decline in August, many quality companies in Central Europe now trade at low valuations. Although no one can predict short-term investment trends with certainty, we are convinced that better times lie ahead, whether next quarter, next year or further down the road.

The Fund continues to focus on long-term capital prospects and reasonable market valuations. By remaining disciplined in our investment approach, we seek to deliver superior returns over time. Thank you for your continued support.

Sincerely,

/s/ Stephen Treadway
---------------------
Stephen Treadway
Chairman

                                           The Central European Value Fund, Inc.

Schedule of Investments
August 31, 1998

    Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------
                 COMMON STOCKS                                               64.7%

                 AUSTRIA                                                     14.2%

                 Banking                                                      4.3%

    55,295       Bank Austria Vorzug AG...........................................         $  3,039,783
                                                                                           ------------
                 Beverages & Tobacco                                          3.4%

    33,000       Austria Tabakwerke AG............................................            1,934,193
     8,941       Brau Union Goss-Reinighaus AG....................................              480,680
                                                                                           ------------
                                                                                              2,414,873
                                                                                           ------------

                 Forest Products & Paper                                      1.5%

    20,000       Mayr-Melnhof Karton AG...........................................            1,023,485
                                                                                           ------------

                 Retail--Restaurants                                           0.7%

    11,662       Do & Co Restaurants and Catering AG*.............................              485,543
                                                                                           ------------

                 Steel                                                        1.4%

    20,000       Boehler-Uddeholm AG..............................................              957,436
                                                                                           ------------

                 Utilities, Electrical & Gas                                  2.9%

    15,000       Energie-Versorgung Niederoesterreich AG..........................            2,067,586
                                                                                           ------------

                 Total Austria (cost--$10,987,163)................................            9,988,706
                                                                                           ------------

                 CZECH REPUBLIC                                              27.9%

                 Beverages & Tobacco                                          8.3%

   224,441       Prazske Pivovary AS*.............................................              408,711
    25,000       Tabak AS.........................................................            5,400,546
                                                                                           ------------
                                                                                              5,809,257
                                                                                           ------------

                 Broadcasting & Publishing                                    1.1%

    72,800       Bonton AS+*......................................................              738,902
                                                                                           ------------

                 Forest Products & Paper                                      0.9%

    25,777       Assidomaen Sepap AS*.............................................              601,473
                                                                                           ------------

                 Machinery & Engineering                                      0.7%

    27,406       CKD Praha Holding AS*............................................              460,157
                                                                                           ------------

                                           The Central European Value Fund, Inc.

August 31, 1998

    Shares                                                                                      Value
-------------------------------------------------------------------------------------------------------
                 COMMON STOCKS (continued)

                 CZECH REPUBLIC (continued)

                 Pharmaceuticals                                              1.4%

    44,000       Galena AS*.......................................................        $   1,006,312
                                                                                           ------------

                 Steel                                                        0.8%

    80,000       Nova Hut*........................................................              597,787
                                                                                           ------------

                 Telecommunications Equipment                                12.5%

    15,380       Ceske Radiokomunikace AS*........................................            3,427,324
   138,443       Ceske Radiokomunikace AS New +*..................................            3,085,105
   200,000       SPT Telecom AS*..................................................            2,246,948
                                                                                           ------------
                                                                                              8,759,377
                                                                                           ------------

                 Utilities, Electrical & Gas                                  2.2%

    31,542       Severomoravska Energetika AS.....................................            1,572,257
                                                                                           ------------

                 Total Czech Republic (cost--$19,858,517)..........................          19,545,522
                                                                                           ------------

                 HUNGARY                                                     14.0%

                 Food & Household Products                                    1.1%

    95,000       Pick Szeged Sponsored GDR 144A...................................              662,625
    15,000       Pick Szeged RT GDR...............................................              104,625
                                                                                           ------------
                                                                                                767,250
                                                                                           ------------

                 Pharmaceuticals                                              2.2%

    45,000       Gedeon Richter Sponsored GDR.....................................            1,525,500
                                                                                           ------------

                 Telecommunications Equipment                                 2.3%

    80,000       Magyar Tavkozlesi ADR............................................            1,645,000
                                                                                           ------------

                 Utilities, Electrical & Gas                                  8.4%

    10,000       Edasz............................................................              759,437
   186,000       Mol Magyar Olaj-es Gazipari RT ..................................            3,651,865
    32,000       Mol Magyar Olaj-es Gazipari RT Sponsored GDR.....................              617,600
   160,000       Tigaz............................................................              857,717
                                                                                           ------------
                                                                                              5,886,619
                                                                                           ------------

                 Total Hungary (cost--$12,210,047)................................            9,824,369
                                                                                           ------------

                                           The Central European Value Fund, Inc.

August 31, 1998


    Shares                                                                                      Value
----------------------------------------------------------------------------------------------------------
                 COMMON STOCKS (continued)

                 POLAND                                                       8.2%

                 Automobile Components                                        1.4%

    67,588       Debica SA........................................................        $     957,798
                                                                                           ------------

                 Banking                                                      3.9%

    25,000       Bank Przemyslowo Handlowy SA.....................................            1,403,743
     4,000       Bank Rozwoju Eksport.............................................               90,909
    68,300       Powsechny Bank Kredytowy SA......................................            1,269,211
                                                                                           ------------
                                                                                              2,763,863
                                                                                           ------------

                 Beverages & Tobacco                                          1.2%

   138,700       Okocimskie Zaklady Piwowarsk SA* ................................              808,465
                                                                                           ------------

                 Machinery & Engineering                                      0.3%

    71,120       Bydgoska Frabryka Kabli SA* .....................................              173,046
    45,000       Mostostal Krakow SA*.............................................               53,543
                                                                                           ------------
                                                                                                226,589
                                                                                           ------------

                 Pharmaceuticals                                              1.4%

    36,235       Jelfa SA.........................................................              271,278
    55,000       Medicines SA* ...................................................              366,177
    38,000       Polfa Kutnowskie Zaklady Farma SA* ..............................              334,278
                                                                                           ------------
                                                                                                971,733
                                                                                           ------------

                 Total Poland (cost--$10,373,873) ................................            5,728,448
                                                                                           ------------

                 ROMANIA                                                      0.4%

                 Building Materials

    50,000       Romcim Bucharest GDR* (cost--$745,000)...........................              271,875
                                                                                           ------------

                 Total Common Stocks (cost--$54,174,600)..........................           45,358,920
                                                                                           ------------

                                           The Central European Value Fund, Inc.

Schedule of Investments (concluded)
August 31, 1998


   Par Value
     (000)                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                 BONDS                                                        8.1%

                 POLAND

                 Machinery & Engineering                                      2.0%

  DM 2,500       Elektrim 2.00%, (Convertible) 5/30/04 ...........................        $   1,379,409
                                                                                           ------------

                 Sovereign                                                    6.1%

 PLZ 5,500       Poland Government Bond 12.00%, 6/12/01 ..........................            1,297,794
    12,000       Poland Government Bond 14.00%, 2/12/00 ..........................            3,024,064
                                                                                           ------------
                                                                                              4,321,858
                                                                                           ------------
                 Total Bonds (cost--$5,969,957)...................................            5,701,267
                                                                                           ------------

                 SHORT-TERM DISCOUNT NOTE                                    19.7%

$   13,800       Federal National Mortgage Assoc. 5.70%, 9/01/98
                    (cost--$13,800,000) ..........................................           13,800,000
                                                                                           ------------

                 Total Investments (cost--$73,944,557)**...................  92.5%        $  64,860,187
                 Other Assets in Excess of Liabilities.....................   7.5             5,266,956
                                                                             -----        -------------

                 Total Net Assets.......................................... 100.0%        $  70,127,143
                                                                            ======        =============

-------------------
Footnotes and Abbreviations
     + At fair value as determined by or under the supervision of the Board of Directors.

     *    Non-income producing security.

     ** Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $3,996,060, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $13,217,306 and net unrealized depreciation for Federal income tax purposes is $9,221,246. The cost basis of portfolio securities for Federal income tax purposes is $74,081,433.

     DM   Deutsche Mark

     PLZ  Polish Zloty

     ADR  American Depository Receipts

     GDR  Global Depository Receipts

                See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Assets and Liabilities
August 31, 1998

Assets

Investments, at value (cost--$73,944,557) ..............................................   $  64,860,187
Cash ...................................................................................       1,431,333
Receivable from investments sold .......................................................       3,590,453
Interest receivable ....................................................................         292,583
Deferred organization expenses .........................................................          66,346
Foreign withholding taxes reclaimable ..................................................          39,014
Dividends receivable ...................................................................          19,638
Prepaid expenses .......................................................................          72,207
                                                                                           -------------
   Total Assets ........................................................................      70,371,761
                                                                                           -------------

Liabilities

Investment management fee payable ......................................................          71,471
Administration fee payable .............................................................          14,294
Other payables and accrued expenses ....................................................         158,853
                                                                                           -------------
   Total Liabilities ...................................................................         244,618
                                                                                           -------------
Total Net Assets .......................................................................   $  70,127,143
                                                                                           =============

Net Asset Value Per Share ($70,127,143/5,878,047).......................................           11.93
                                                                                           =============

Composition of Net Assets

Capital stock, $0.001 par value; 5,878,047 shares issued and outstanding
   (100,000,000 shares authorized)......................................................   $       5,878
Paid-in capital in excess of par........................................................      76,133,405
Accumulated net investment loss ........................................................        (697,813)
Accumulated net realized gain on investments ...........................................       3,771,824
Net unrealized depreciation in value of investments, foreign currency related transactions and on translation of other assets and liabilities
   denominated in foreign currencies ...................................................      (9,086,151)
                                                                                           -------------
Total Net Assets .......................................................................   $  70,127,143
                                                                                           =============

                See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Operations
For the Year Ended August 31, 1998

Investment Income

  Dividends (net of foreign withholding taxes of $201,369)............    $    1,275,999
  Interest ...........................................................         1,178,960
                                                                          --------------
   Total investment income ...........................................                     $   2,454,959

Operating Expenses

  Investment management fee ..........................................           895,576
  Legal fees .........................................................           198,774
  Custodian fees (note 1g)............................................           180,204
  Administrative services fee ........................................           179,115
  Insurance expense ..................................................            85,456
  Auditing and tax return preparation fees ...........................            85,170
  Transfer and dividend disbursing agent fees ........................            68,882
  Amortization of deferred organization expenses .....................            61,462
  Reports and notices to shareholders ................................            52,044
  Directors' fees ....................................................            28,503
  Stock exchange listing fee .........................................            16,170
  Miscellaneous ......................................................            20,419
                                                                          --------------
   Total operating expenses ..........................................         1,871,775

   Less: Expenses offset (note 1g) ...................................            (1,980)
                                                                          --------------

       Net operating expenses ........................................                         1,869,795
                                                                                           -------------
       Net investment income .........................................                           585,164
                                                                                           -------------
Net Realized and Unrealized Gain (Loss) on Investments, Foreign
   Currency Related Transactions and Translation of Other
   Assets and Liabilities Denominated in Foreign Currencies

   Net realized gain on investments...................................         5,343,891
   Net realized loss on forward currency contracts....................          (432,970)
   Net realized loss on foreign currency related transactions.........           (29,401)
                                                                          --------------
   Net realized gain on investments and foreign currency related
      transactions....................................................                         4,881,520
   Net change in unrealized appreciation (depreciation)
      on investments, foreign currency related transactions and
      translation of other assets and liabilities
      denominated in foreign currencies ..............................                       (28,857,373)
                                                                                           -------------
      Net realized and unrealized loss on investments, foreign
        currency related transactions and translation of other
        assets and liabilities denominated in foreign currencies .....                       (23,975,853)
                                                                                           -------------
Net decrease in net assets resulting from operations .................                     $ (23,390,689)
                                                                                           =============

See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Statement of Changes in Net Assets

                                                                                Year Ended August 31,
                                                                               ----------------------
                                                                                 1998            1997
                                                                               ---------      --------
Operations

Net investment income (loss) ..........................................    $     585,164    $   (810,812)
Net realized gain (loss) on investments ...............................        5,343,891        (381,378)
Net realized loss on foreign currency related transactions.............         (462,371)       (377,126)
Net change in unrealized (appreciation) depreciation on investments, foreign currency related transactions and translation of other
   assets and liabilities denominated in foreign currencies............      (28,857,373)     (2,444,189)
                                                                           --------------   -------------
      Net decrease in net assets resulting from operations ............      (23,390,689)     (4,013,505)
                                                                           --------------   -------------

Dividends and Distributions to shareholders

Net investment income ($0.0644 and $0 per share, respectively).........         (378,546)             --
Net realized gains ($0.07239 and $0.50 per share, respectively) .......         (425,512)     (2,939,024)
                                                                           --------------   -------------
      Total dividends and distributions to shareholders ...............         (804,058)     (2,939,024)
                                                                           --------------   -------------

         Total decrease in net assets..................................      (24,194,747)     (6,952,529)
                                                                           --------------   -------------

Net Assets

Beginning of year......................................................       94,321,890     101,274,419
                                                                           --------------   -------------

End of year............................................................    $  70,127,143    $ 94,321,890
                                                                           ==============   =============

See accompanying notes to financial statements.

                                           The Central European Value Fund, Inc.

Notes to Financial Statements
August 31, 1998

1. Organization and Significant Accounting Policies

The Central European Value Fund, Inc. (the "Fund", formerly The Czech Republic Fund, Inc.) was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

At the Annual Meeting of Shareholders on February 20, 1998, shareholders approved changes in the Fund's investment strategy and corresponding name change that permits the Fund to invest primarily in securities of Central European Issuers. Pursuant to the Fund's investment policies as modified at the meeting, the Fund invests at least 65% of its total assets, under normal market conditions, in the securities of Central European issuers. In addition, the Fund is permitted to invest up to 35% of its total assets in Eastern European issuers. The Fund's Board of Directors has currently approved investing in the following Central European countries: Austria, Croatia, Czech Republic, Hungary, Poland, Romania, Slovakia and Slovenia.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued at the last reported sale price; if there are no such reported sales, the securities are valued at the mean between the last current bid and asked prices. If there was no sales price on such date and only bid quotations are available, the securities are valued at the last quoted bid price.

Securities for which sales prices and bid and asked quotations are not available may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost or amortized value. Securities for which market values are not readily ascertainable (which totaled $3,824,007 or 5.45% of net assets at August 31, 1998) are carried at fair value as determined by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

(b) Investment Transactions and Other Income

Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when the information, using reasonable diligence, is available after the ex-dividend date. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

                                           The Central European Value Fund, Inc.

August 31, 1998

(c) Tax Status

No provision is made for U.S. Federal income or excise taxes as the Fund has qualified and intends to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

The characterization of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their ultimate characterization for Federal income tax purposes.

The Fund elected to defer $1,954,307 of net realized foreign currency losses arising after October 31, 1997. In accordance with U.S. Treasury regulations, such losses are treated for tax purposes as arising on September 1, 1998.

The Fund believes that dividend and interest income from its investments in the Central European countries is subject to applicable withholding tax rates, which currently are up to 25% and that capital gains on the sale of securities of companies domiciled in such countries are not generally subject to taxation in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Based upon current circumstances, the Fund believes it is generally entitled to the benefits of the treaties between the United States and the respective countries and accordingly recognizes withholding taxes based upon the applicable treaty rates. However, there is no history of regulatory or legal interpretation of the treaties with certain Central European countries and there can be no assurance that the benefits of the treaties with such countries will be available to the Fund.

(d) Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) the market value of investment securities, and assets and liabilities at the current rates of exchange on the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or be in the developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

(e) Forward Currency Contracts

The Fund may enter into forward currency contracts to hedge its currency exposure. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The

                                           The Central European Value Fund, Inc.

August 31, 1998

market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward currency contract is closed, the Fund records a realized gain or loss on foreign currency related transactions. In addition, unrealized gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and may be treated as ordinary income for such purposes. Forward currency contracts may involve risks in excess of the unrealized gain or loss that would be reflected in the Fund's Statement of Assets and Liabilities (e.g. the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar). At August 31, 1998, there were no open forward currency contracts.

(f) Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income, foreign currency gains, and net realized capital gains, if any, to shareholders at least annually.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital.

During the period ended August 31, 1998, the Fund reclassified $585,309 from accumulated net realized gain on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to foreign currency losses. Net assets were not affected by the reclassification.

(g) Expenses Offset

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce monthly custody expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(h) Organization Expenses

Expenses incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

2. Investment Management, Investment Advisory and Administrative Services

Value Advisors LLC serves as the Fund's investment manager (the "Manager") since November 4, 1997, pursuant to a Management Agreement that was approved by the Fund's shareholders on October 14, 1997. Prior to November 4, 1997, Advantage Advisers, Inc. served as the Fund's investment manager. Pursuant to the Management Agreements, the investment manager supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's investment adviser (the "Adviser") regarding the

                                           The Central European Value Fund, Inc.

Notes to Financial Statements (concluded)
August 31, 1998

Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. The Manager and the Adviser are wholly-owned subsidiaries of PIMCO Advisors, L.P. and its affiliates and were acquired from CIBC Oppenheimer Corp. ("CIBC", formerly Oppenheimer & Co., Inc.).

For its services, the investment manager receives a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and the Adviser receives from the investment manager a monthly fee at an annual rate of 0.50%, of the Fund's average weekly net assets.

For the year ended August 31, 1998, investment management fees paid amounted to $895,576 of which $735,131 was paid to the Manager and $160,445 was paid to Advantage Advisers, Inc. The investment managers have informed the Fund that $447,788 was paid to the Adviser for the year ended August 31, 1998.

Value Advisors LLC has served as the Fund's administrator (the "Administrator") pursuant to the terms of an Administration Agreement since November 4, 1997. Prior thereto CIBC, parent of Advantage Advisers, Inc., served as the Fund's administrator. For its services, the administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended August 31, 1998, administration fees amounted to $179,115 of which $163,738 was paid to the Administrator and $15,377 was paid to CIBC.

3. Portfolio Activity

Purchases and sales of securities other than short-term debt securities aggregated $54,898,060 and $62,682,674, respectively, for the year ended August 31, 1998.

4. Other

Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, purchases and sales of securities by the Fund involve special risks and considerations not present with respect to U.S. securities markets.

                                           The Central European Value Fund, Inc.

Financial Highlights

For a share outstanding throughout each period:                                                September 30,
                                                                                                1994 (1) to
                                                           Year Ended August 31,                 August 31,
                                                          1998         1997         1996           1995
                                                        --------     ---------  -------------  -------------
Per Share Operating Performance

   Net asset value, beginning of period...........      $ 16.05      $ 17.23    $   13.13      $   13.77 (2)
                                                        -------      -------      -------      ---------
   Net investment income (loss)...................         0.10        (0.14)       (0.07)          0.29
   Net realized and unrealized gains (losses) on
      investments, foreign currency related
      transactions, and translation of other
      assets and liabilities denominated in
      foreign currencies..........................       (4.08)       (0.54)        5.35          (0.83)
                                                        -------      -------      -------      ---------
   Net increase (decrease) from investment
      operations..................................       (3.98)       (0.68)        5.28          (0.54)
                                                        -------      -------      -------      ---------

   Dividends and distributions to shareholders
      Dividends from net investment income........        (0.07)          --        (0.25)         (0.10)
      Distributions from net realized gains.......        (0.07)       (0.50)          --             --
                                                        -------      -------      -------      ---------
      Total dividends and distributions to
      shareholders................................        (0.14)       (0.50)       (0.25)         (0.10)
                                                        -------      -------      -------      ---------

   Capital share transactions
      Dilutive effect of rights offering..........           --           --        (0.93)            --
                                                        -------      -------      -------      ---------


   Net asset value, end of period.................      $ 11.93      $ 16.05    $   17.23      $   13.13
                                                        =======      =======      =======      =========

   Per share market value, end of period..........      $8.0625      $13.625    $   14.75      $  12.125
   Total investment return (3)....................       (40.12)%      (4.49)%      32.17%         (12.80)%

Ratios / Supplemental Data

   Net assets, end of period (000)................      $70,127      $94,322     $101,274       $  57,880
   Ratios of expenses to average net assets (5)...         2.09% (4)    2.09%        2.14%           2.39% (6)
   Ratios of net investment income (loss) to
      average net assets..........................         0.65% (4)   (0.87)%     (0.51)%           2.41% (6)
   Portfolio turnover rate........................        73.31%       55.89%      42.26%           20.39%

----------------------

(1)  Commencement of operations

(2) Initial public offering price of $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.25 per share. '

(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported except that for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(4)  Average net assets for the year ended August 31, 1998 were $89,557,635.

(5) For fiscal periods ending after September 1, 1995, the ratios are calculated to include expenses offset by earnings credits from a custodian bank. (See Note 1g in Notes to Financial Statements).

(6)  Annualized

Report of Independent Accountants

To the Board of Directors and Shareholders of The Central European Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Value Fund, Inc. (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from September 30, 1994 (commencement of operations) through August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 1998

                                           The Central European Value Fund, Inc.

Dividend Reinvestment
and Cash Purchase Plan

   The Central European Value Fund, Inc. has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") in which all dividends and distributions paid to shareholders are automatically reinvested in additional shares (unless the shareholder elects to receive cash).

   Boston EquiServe L.P. (the "Plan Agent") serves as agent for the shareholders in administering the Plan. After the Fund pays an income dividend and/or a capital gain distribution, Plan participants will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price on the payable date equals or exceeds the net asset value, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price, then such shares will be issued at 95% of the market price. If the net asset value exceeds the market price on the payable date, the Plan Agent will buy shares in the open market for the participants' accounts. If the Plan Agent is unable to invest the full dividend and/or distribution amount in open-market purchases or if the market price exceeds the net asset value during the purchase period, the Plan Agent will cease making open market purchases and will receive the uninvested portion of the dividend and/or distribution amount in newly issued shares.

   Participants have an option to make additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use such funds to purchase Fund shares in the open market on or about September 15. Any cash payment received more than 30 days prior to this date will will returned. It is suggested that participants send in cash payments approximately ten days before the date specified above. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent not less than 48 hours before such payment is to be invested.

   The Plan Agent's fees for the reinvestment of dividends and/or distributions or voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund, however, each participant will pay a pro-rata share of brokerage commissions incurred with respect to any of the Plan Agent's open market purchases.

   The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.

   All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209 or by telephone at 1-800-426-5523.

  U.S. Federal Taxation Notice (unaudited)

   The Fund paid foreign taxes of $201,369 during the fiscal year ended August 31, 1998, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes. During the fiscal year ended August 31, 1998, the Fund made long-term capital gains distributions of $302,574.

   Directors and Principal Officers

   Stephen J. Treadway
      Director and Chairman of the Board
   Paul Belica
      Director
   Leslie H. Gelb
      Director
   Wendy W. Luers
      Director
   Luis F. Rubio
      Director
   Bernard H. Garil
      President
   Newton B. Schott, Jr.
      Executive Vice President and Assistant Secretary
   Elisa A. Mazen
      Executive Vice President
   Deborah Kaback
      Secretary
   Richard L. Peteka
      Treasurer

   Investment Manager

     Value Advisors LLC
     800 Newport Center Drive
     Newport Beach, CA 92660

   Investment Adviser

     OpCap Advisors
     Two World Financial Center
     New York, NY 10281

   Transfer Agent, Dividend Paying Agent
   and Registrar

     BostonEquiServe L.P.
     Post Office Box 8200
     Boston, MA 02266

   Independent Accountants

     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of The Central European Value Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                      The Central European
                                          Value Fund, Inc.

                                             Annual Report
                                           August 31, 1998

                                      Value Advisors LLC